SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

REDHOOK ALE BREWERY, INCORPORATED

(Name of Registrant as Specified In Its Charter)

XXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REDHOOK ALE BREWERY, INCORPORATED
14300 N.E. 145th Street
Woodinville, Washington 98072

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2004

TO THE HOLDERS OF COMMON STOCK

     AND SERIES B PREFERRED STOCK
     OF REDHOOK ALE BREWERY, INCORPORATED:

      The Annual Meeting of Shareholders of Redhook Ale Brewery, Incorporated, a Washington corporation (the “Company”), will be held on May 18, 2004, at 2:00 p.m., Pacific Daylight Saving Time, at the Redhook Ale Brewery, 14300 N.E. 145th Street, Woodinville, Washington, for the following purposes as more fully described in the accompanying Proxy Statement:

      1. To elect seven directors to serve until the 2005 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal;

      2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s fiscal year ending December 31, 2004; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only holders of record of the Company’s Common Stock and Series B Preferred Stock at the close of business on March 26, 2004 will be entitled to vote at the meeting.

By order of the Board of Directors,

PAUL S. SHIPMAN
President, Chief Executive Officer and
Chairman of the Board

Woodinville, Washington

April 16, 2004

YOUR VOTE IS IMPORTANT!

Please mark, sign and date the enclosed proxy card and

mail it promptly in the enclosed return envelope.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregated Exercises in Last Fiscal Year and Fiscal Year-End Option Values
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K
REDHOOK ALE BREWERY, INCORPORATED AUDIT COMMITTEE CHARTER
I. PURPOSE
II. COMPOSITION OF AUDIT COMMITTEE
III. MEETINGS
IV. RESPONSIBILITIES AND DUTIES

REDHOOK ALE BREWERY, INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

      This Proxy Statement is furnished in connection with the solicitation of proxies by the management of Redhook Ale Brewery, Incorporated, a Washington corporation (“Redhook” or the “Company”), for use at the Annual Meeting of Shareholders on May 18, 2004, and at any adjournments thereof.

      The address of Redhook’s principal executive offices is 14300 N.E. 145th Street, Woodinville, Washington 98072.

      This Proxy Statement and the accompanying proxy are being sent on or about April 16, 2004 to all shareholders of record as of the close of business on March 26, 2004.

      Only holders of record of Common Stock and Series B Preferred Stock on March 26, 2004 will be entitled to vote at the meeting. At the close of business on March 26, 2004, there were 6,230,506 shares of Common Stock and 1,289,872 shares of Series B Preferred Stock of the Company outstanding. The presence at the meeting of at least a majority of such shares, either in person or by proxy, is required for a quorum.

      On each matter properly brought before the meeting, shareholders will be entitled to one vote for each share of Common Stock and each share of Series B Preferred Stock held. Under Washington law and the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws, if a quorum exists at the meeting: (a) the seven nominees for director who receive the greatest number of votes cast in the election of directors will be elected; and (b) the proposal to ratify the appointment of auditors will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

      If you are a shareholder of record, you may vote by using the proxy card enclosed with this Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted FOR each of the seven individuals nominated to serve as a director and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

      Shareholders may withhold authority to vote for one or more of the nominees for director and may abstain from voting on the proposal to ratify the appointment of auditors. Abstention from voting these proposals will have no effect since approval of these proposals is based solely on the number of votes actually cast. Abstentions will be considered present at the meeting for purposes of determining a quorum. Since brokerage firms holding shares in their street name will have discretion to vote their customers’ shares on both of these matters, there can be no broker non-votes.

      If you execute a proxy, you may revoke it by taking one of the following three actions: (a) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to the meeting; (b) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to the meeting; or (c) by personally attending and voting at the meeting.

      The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. In addition to solicitations by mail, there may be incidental personal solicitation at nominal cost by directors, officers, employees or agents of the Company. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company’s Common Stock for which they are record holders.

BOARD OF DIRECTORS

      Six individuals were elected to the Company’s Board of Directors at the Annual Meeting of Shareholders on May 20, 2003: Paul S. Shipman, Frank H. Clement, Jerry D. Jones, David R. Lord, Patrick J. McGauley and Anthony J. Short. Accordingly, the business of the Company is currently managed under the direction of the Board of Directors, which consists of the following six directors: Paul S. Shipman, Frank H. Clement, Jerry D. Jones, David R. Lord, Patrick J. McGauley and Anthony J. Short.

      The full Board of Directors met four times during the Company’s fiscal year ended December 31, 2003. No incumbent member attended fewer than 75% of the total number of meetings of the Board of Directors and of any Board committees of which he was a member during that fiscal year. Directors are encouraged to attend the Annual Meeting of Shareholders. At the 2003 Annual Meeting, five directors were in attendance.

      In November 2003, the National Association of Securities Dealers (the “NASD”) amended NASD Marketplace Rule 4350(c) to require a majority of the board of directors of a listed company to be comprised of independent directors, as defined in NASD Rule 4200(a)(15). Messrs. Clement, Jones and Lord are non-executive directors of the Company, and, in the opinion of the Board of Directors, do not have any relationship which would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Therefore, the Board of Directors believes that Messrs. Clement, Jones and Lord are “independent directors” as defined by NASD Rule 4200(a)(15). The Board of Directors believes that Messrs. McGauley and Short, who are non-executive directors, have a relationship as A-B designees to the Board of Directors that makes them non-independent under the standards of NASD Rule 4200(a)(15). Therefore, in order to achieve a majority of independent directors, the Company’s Board of Directors has amended the Company’s bylaws to expand the number of directors to seven members. Mr. John D. Rogers, Jr., whom the Board of Directors has determined qualifies as an “independent director,” has been nominated by the Board of Directors to fill the new director position.

      All independent directors meet in executive session, at which only independent directors are present, at least twice a year, in conjunction with a regularly scheduled board meeting.

Nominees for Director

      The following seven individuals have been nominated for election or re-election at the meeting. All of the nominees, except for Mr. John D. Rogers, Jr., currently serve as a director of the Company.

      Frank H. Clement. Mr. Clement (62) has served as a Director of the Company since March 1989. He is a retired Vice President of Investments at UBS PaineWebber, a registered broker dealer, in Seattle, Washington, where he was employed from 1975 to March 2002. From 1995 through 1999, he served on the Advisory Board of the Institute of Brewing Studies in Boulder, Colorado. Mr. Clement serves on the Dean’s Advisory Board for the School of Management and on the National Alumni Association Board, both for S.U.N.Y. at Buffalo, Buffalo, New York.

      Jerry D. Jones. Mr. Jones (62) is one of the Company’s founders and has served as a Director since 1981. He is a prominent marketing and business consultant to world-class ski areas and resorts worldwide. He is a partner in Grand Elk Partners, a real estate development company, and has served as the President of Jerry D. Jones & Associates Real Estate since 1996. Mr. Jones was the President of Beaver Creek Resort and Executive Vice President of Vail Associates in Vail, Colorado from 1987 to 1990. He was President of Colorado’s Keystone Resort from 1974 to 1987.

      David R. Lord. Mr. Lord (55) has served as a Director of the Company since May 2003. He has been the President of Pioneer Newspapers, Inc., headquartered in Seattle, Washington, since 1991. Pioneer Newspapers owns seven daily newspapers and five weekly, semi-weekly and monthly publications in the western United States. Prior to joining Pioneer Newspapers, Mr. Lord practiced law at Ferguson and Burdell, a Seattle firm specializing in business litigation, and was a criminal deputy prosecuting attorney for King County, Washington. Mr. Lord is the Vice President of the Inland Press Association, a member of the PAGE Co-op Board of Directors, a member of the Associated Press Board of Directors, and a member of the Newspaper Association of America Board of Directors.

      Patrick J. McGauley. Mr. McGauley (42) has served as a Director of the Company since February 2003. Mr. McGauley has been Director of High End Brands at A-B since 2002. In this capacity, he is responsible for the management and development of all marketing components of A-B’s High End product portfolio as well as A-B’s alliance partners. From 1999 to 2002, Mr. McGauley was Director of Geographic Marketing, and from 1998 to 1999, he served as Marketing Operations Manager of the staff of A-B’s Vice President of Sales and Marketing. Since his career at A-B began in 1987, Mr. McGauley has also held several other roles in A-B’s sales and marketing department. Mr. McGauley is one of two directors designated by A-B; see “Certain Transactions.”

      John D. Rogers, Jr. Mr. Rogers (59) is Managing Partner of J4 Ranch, LLC and currently a Director of the NW Parks Foundation. From 1996 to 2002, he was President and Chief Operating Officer of AWC, Inc. From 1993 to 1996, he was General Manager of British Steel Alloys and from 1986 to 1992, he was President of Clough Industries. Previous positions held by Mr. Rogers include President and Chief Executive Officer of Saab Systems Inc., NA, and National Industry Manager for Martin Marietta Aluminum of Bethesda, Maryland, following an appointment as a Sloan Fellow to M.I.T. Graduate School of Business where he graduated with a Masters of Science in Business Administration. Other assignments with Martin Marietta included Manager of Western Region Sales and direct southwest sales positions. Mr. Rogers earned a Master’s degree in Business Administration from Southern Methodist University and a Bachelor’s degree from University of Washington.

      Paul S. Shipman. Mr. Shipman (51) is one of the Company’s founders and has served as its President since September 1981, Chairman of the Board since November 1992, and Chief Executive Officer since June 1993. Prior to founding the Company, Mr. Shipman was a marketing analyst for the Chateau Ste. Michelle Winery from 1978 to 1981. Mr. Shipman received his Bachelor’s degree in English from Bucknell University in 1975 and his Master’s degree in Business Administration from the Darden Business School, University of Virginia, in 1978.

      Anthony J. Short. Mr. Short (44) has served as a Director of the Company since May 2000. Mr. Short has been the Vice President, Business and Wholesaler Development at A-B since September 2002. In this capacity he is responsible for domestic business development and various initiatives involving A-B’s sales and distribution system. From March 2000 to September 2002, Mr. Short was Director of Business and Wholesaler Development. Previously, Mr. Short was Director of Wholesaler System Development. He began his career at A-B in 1986 in the Corporate Auditing Department. Prior to joining A-B, Mr. Short held positions at Schowalter & Jabouri, a regional firm of Certified Public Accountants. Mr. Short is one of two directors designated by A-B; see “Certain Transactions.”

Committees of the Board

      The Board has standing Audit, Compensation, Nominating and Governance, Succession and Marketing Practices Committees. Each of these Committees is responsible to the full Board of Directors, and its activities are therefore subject to Board approval. The activities of each of these Committees are summarized below:

      Audit Committee. The Audit Committee is responsible for the engagement of and approval of the services provided by the Company’s independent auditors. The Audit Committee assists the Company’s Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other pertinent financial information provided by the Company to the Securities and Exchange Commission (the “SEC”) or the public, the Company’s systems of internal controls established by management and the Board, and the Company’s auditing, accounting and financial reporting processes generally.

      The Audit Committee met four times during 2003. The Board of Directors amended the written charter for the audit committee in April 2004. A copy of the charter is attached as Appendix A to this Proxy Statement. The Audit Committee is currently composed of Messrs. Clement, Jones and Lord, all of whom are independent directors as defined by NASD Rule 4200(a)(15) and 4350(d)(2). The Board has determined that Mr. Clement qualifies as an “audit committee financial expert” as defined by the SEC.

      Under the agreement whereby A-B invested in the Company, A-B has the right to designate one of its Board designees to sit on each committee of the Board, as described more fully in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, Part 1, Item 1 — Business — Relationship with Anheuser-Busch, Incorporated — A-B Investment Agreement. In July 2003, A-B notified the Company that it would no longer designate an A-B Board designee to sit on the Audit Committee, but instead would have its

Board designee participate in the Audit Committee in an advisory capacity. Mr. Anthony J. Short is currently A-B’s designee and participates in an advisory capacity on the Audit Committee.

      Compensation Committee. The Compensation Committee, currently composed of Messrs. Clement, Lord and McGauley, reviews and recommends to the Board the compensation and benefits to be provided to the Company’s officers and reviews general policy matters relating to employee compensation and benefits. The Compensation Committee met once during 2003. Messrs. Clement and Lord are independent directors, as defined by NASD Rule 4200(a)(15). Mr. McGauley is A-B’s designee to the Compensation Committee.

      Nominating and Governance Committee. The Nominating and Governance Committee recommends to the Board nominees for vacant Board positions; reviews and reports to the Board on the nominees, including any suggested by shareholders, to be included in the slate of directors for election at the annual meeting of shareholders; recommends directors for each Board committee; develops a plan of succession to be used in the event of the President or Chief Executive Officer’s resignation, disability, removal or death; and develops and recommends to the Board a set of corporate governance principles applicable to the Company. The Nominating and Governance Committee is currently composed of Messrs. Clement, Jones, Lord and McGauley. Messrs. Clement, Jones and Lord are independent directors as defined by NASD Rule 4200(a)(15). Mr. McGauley is A-B’s designee to the Nominating and Governance Committee.

      The Board of Directors has adopted a written charter for the Nominating and Governance Committee. The charter is reviewed annually and revised as appropriate. A copy of the charter is available on the Company’s website at www.redhook.com under “Corporate Governance.” The Nominating and Governance Committee did not meet in 2003.

Criteria for Director Nominees

      The specific, minimum qualifications that the Committee believes must be met by a Committee-recommended nominee for a position on the Company’s Board of Directors are:

•	The nominee must be of the highest ethical character;

•	The nominee must be able to read and understand financial statements;

•	The nominee must be over 21 years of age;

•	The nominee must not have any significant and material conflict, whether personal, financial or otherwise, presented by being a member of the Board;

•	The nominee must be able to meet regulatory approval; and

•	The nominee must have the time to be available to devote to Board activities.

      The specific qualities or skills that the Committee believes are necessary for one or more of the Company’s directors to possess are:

•	Nominees should have relevant expertise and experience, and be able to offer advice and guidance to the Company’s President based on that expertise and experience;

•	Nominees should possess any necessary independence or financial expertise;

•	Nominees should complement the skills, experience and background of other directors; in making determinations regarding nominations of directors, the Committee may take into account the benefits of diverse viewpoints; and

•	Nominees must be likely to have a constructive working relationship with other directors.

Shareholder Recommendations for Nominations to the Board of Directors

      The Nominating & Corporate Governance Committee will consider candidates for director recommended by any shareholder of the Company who is entitled to vote at the meeting. The committee will evaluate such recommendations applying its regular nominee criteria and considering the additional informa-

tion set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are to send notice in writing to the Secretary, Redhook Ale Brewery, Incorporated, 14300 N.E. 145th Street, Suite 210, Woodinville, WA 98072. Notice must be received by the Company by December 17, 2004.

      A shareholder’s notice must comply with advance notice procedures set forth in Article II, Section 2.3.2 of the Company’s Bylaws. Under the Bylaws, a shareholder’s notice must contain the following information:

•	the name, age, business address and residence address of the candidate for director;

•	the principal occupation or employment of such candidate;

•	the number and class of shares of stock of the Company that are beneficially owned on the date of such notice by the candidate;

•	any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•	a written statement, signed and acknowledged by the candidate nominated by the shareholder, that the candidate agrees to be so nominated and to serve as a director of the Company if elected at the annual meeting;

•	the name and address, as they appear on the corporation’s books, of the nominating shareholder and of any other shareholders that the shareholder knows or anticipates will support any candidate or candidates nominated by the shareholder; and

•	the number and class of shares of stock of the Company that are beneficially owned on the date of such notice by the shareholder and by any such other shareholders.

      In connection with its evaluation, the Nominating & Corporate Governance Committee may also request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The committee has discretion to decide which individuals to recommend for nomination as directors.

      Succession Committee. The Succession Committee, currently composed of Messrs. Clement, Jones, Lord and McGauley, is responsible for making recommendations to the Board of Directors as to the election of a successor to the Company’s Chief Executive Officer if the Chief Executive Officer dies or is permanently disabled, his employment is terminated, or he otherwise ceases to act as Chief Executive Officer. The Succession Committee did not meet in 2003.

      Marketing Practices Committee. The Marketing Practices Committee, currently composed of Messrs. Jones and McGauley, is responsible for reviewing the Company’s marketing practices, insuring those practices comply with applicable laws, and making recommendations to the Board of Directors as to such matters. The Marketing Practices Committee did not meet in 2003.

Report of the Audit Committee

      The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed under Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as amended by Statement on Auditing Standards No. 90 “Audit Committee Communications.” The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and has discussed with Ernst & Young LLP its independence.

      Based upon the review and discussions of the Audit Committee with respect to the items listed above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC. The Committee has also recommended, subject to shareholder approval, the appointment of Ernst & Young LLP as the Company’s independent auditors for its fiscal year ending December 31, 2004.

Respectfully Submitted,

Frank H. Clement (Chairman)
Jerry D. Jones
David R. Lord

Audit Committee Members

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee is responsible for appointing and overseeing the work of the Company’s independent auditor. The Audit Committee has established the following procedures for the pre-approval of all audit and permissible non-audit services provided by the independent auditor:

Before engagement of the independent auditor for the next year’s audit, the independent auditor will submit a detailed description of services expected to be rendered during that year for each of the following categories of services to the Audit Committee for approval.

•	Audit services. Audit services include work performed for the audit of the Company’s financial statements and the review of financial statements included in the Company’s Form 10-Q, as well as work that is normally provided by the independent auditor in connection with statutory and regulatory filings.

•	Audit related services. Audit related services are for assurance and related services that are traditionally performed by the independent auditor and reasonably related to the performance of the audit or review of the Company’s financial statements.

•	Tax services. Tax services include all services performed by the independent auditor’s tax personnel for tax compliance, tax advice and tax planning.

•	Other services. Other services are those services not captured in the other categories.

Before engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

Compensation of Directors

      Non-employee directors participate in the Redhook Ale Brewery, Incorporated 2002 Stock Option Plan (the “2002 Plan”) and the Directors Stock Option Plan (the “Directors Plan”).

      The 2002 Plan provides that the Compensation Committee of the Board of Directors administer the plan, determining to whom options are to be granted, the number of shares of Common Stock for which the options are exercisable, the purchase prices of such shares, and all other terms and conditions. On May 20, 2003, each of the directors, other than Messrs. Shipman, McGauley and Short, was granted an option to purchase 4,000 shares of Common Stock at an exercise price of $2.18 per share. The options were granted at an exercise price equal to the fair market value on the grant date, became exercisable six months after the grant date, and will terminate on the tenth anniversary of the grant date.

      Certain of the non-employee directors also hold stock options granted under the Directors Plan. Although the October 2002 expiration of the Directors Plan prevents any further option grants under this plan, the plan remains in effect until all options granted under the plan terminate or are exercised. The exercise price of each option granted under the plan was the fair market value of the Common Stock on the date of grant. Each option expires ten years after grant or one year after the death of the recipient director. Options granted under the Directors Plan became exercisable six months after the option was granted.

      Non-employee directors also receive cash compensation. For 2003, each non-employee director received $2,500 on a quarterly basis, for a total $10,000. Chairpersons of the Audit and Compensation Committees received an additional $2,500 per year, payable following the Annual Meeting of Shareholders.

      Neither director McGauley nor director Short were paid meeting fees and neither received option grants in accordance with the policy of their employer, A-B.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 12, 2004, certain information regarding beneficial ownership of the Company’s Common Stock (a) by each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (b) by each director and nominee for director, (c) by the Chief Executive Officer, (d) by the five most highly compensated executive officers for the fiscal year ended December 31, 2003, other than the Chief Executive Officer, who were serving as executive officers at December 31, 2003, and (e) by all of the Company’s executive officers and directors as a group. Unless otherwise noted, the named beneficial owner has sole voting and investment power.

	Number of Shares of	Percent of
	Common Stock	Common Stock
Name and Address	Beneficially Owned(1)	Outstanding(1)

Busch Investment Corporation(2)	2,243,342	29.8%
One Busch Place St. Louis, Missouri 63118
Dimensional Fund Advisors Inc.(3)	504,000	8.1%
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401
Frank H. Clement(4)	274,147	4.4%
Jerry D. Jones(5)	236,589	3.8%
Paul S. Shipman(6)	226,800	3.6%
David R. Lord(7)	4,273	*
Patrick J. McGauley	—	—
John D. Rogers, Jr.	—	—
Anthony J. Short	—	—
David J. Mickelson(8)	101,700	1.6%
Gregory J. Marquina(9)	93,600	1.5%
Allen L. Triplett(10)	61,900	1.0%
Gerard C. Prial(10)	53,900	*
Pamela J. Hinckley(10)	51,900	*
All executive officers and directors as a group (12 individuals)(11)	1,104,809	16.5%

*	Less than 1%

(1)	Includes shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 12, 2004. Shares subject to an option are not deemed outstanding for purposes of computing the percentage ownership of any person other than the person holding the option.

(2)	Includes 1,289,872 shares of Common Stock issuable upon conversion of Series B Preferred Stock. Such Series B Preferred shares are not deemed outstanding for purposes of computing the percentage ownership of Common Stock of any person other than Busch Investment Corporation, a wholly owned subsidiary of A-B.

(3)	Based entirely on information contained in the Schedule 13G/ A filed by Dimensional Fund Advisors Inc., dated February 6, 2004. Dimensional Fund Advisors Inc. has sole voting and investment power as investment manager to certain funds, trusts or accounts.

(4)	Includes 34,857 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004, 33,436 shares held by Mr. Clement’s spouse, and 28,430 shares held by Mr. Clement as trustee for his children.

(5)	Includes 34,857 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004, and 10,000 shares held by Mr. Jones as trustee for his child.

(6)	Includes 76,000 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004. Also includes 650 shares held by Mr. Shipman’s spouse.

(7)	Includes 4,000 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004.

(8)	Includes 59,700 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004.

(9)	Includes 93,600 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004.

(10)	Includes 51,900 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004.

(11)	Includes 458,714 shares subject to options to purchase Common Stock exercisable within 60 days of March 12, 2004.

      The following table sets forth as of March 12, 2004 certain information regarding beneficial ownership of the Company’s Series B Preferred Stock. The Series B Preferred Stock has voting rights and is convertible into an equivalent number of shares of the Company’s Common Stock at the option of the holder at any time. If all of the Series B Preferred Stock were converted as of March 12, 2004, it would represent 17.2% of the post-conversion (“Fully Diluted”) outstanding Common Stock. The named beneficial owner has sole voting and investment power.

Number of Shares of
	Series B Preferred	Percent of Series B
	Stock Beneficially	Preferred Stock
Name and Address	Owned	Outstanding

Busch Investment Corporation	1,289,872	100.0%
One Busch Place St. Louis, Missouri 63118

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      The following is a summary as of December 31, 2003 of all equity compensation plans of the Company that provide for the issuance of equity securities as compensation. See Note 7 of the Notes to Financial Statements — Common Stockholders’ — Equity contained in the Company’s Form 10-K for the fiscal year ended December 31, 2003 for additional discussion.

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted Average	Future Issuance under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
	Warrants and Rights	Warrants and Rights	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,372,322	$3.61	62,269
Equity compensation plans not approved by security holders	—	—	—

Total	1,372,322	$3.61	62,269

CERTAIN TRANSACTIONS

      The Company has adopted a policy of not engaging in business transactions with its officers, directors and affiliates except upon terms that are deemed to be fair and reasonable by a majority of the Company’s disinterested directors.

      In October 1994, the Company entered into an alliance with A-B (the “Alliance”) consisting of a long-term distribution agreement (the “A-B Distribution Agreement”) and an investment in the Company (the “A-B Investment Agreement”). Pursuant to the A-B Investment Agreement, A-B currently has the right to designate a number of nominees (minimum of two) for election to the Company’s Board of Directors based on its ownership percentage of the Company’s Fully Diluted outstanding Common Stock, rounded up to the next whole number. Messrs. McGauley and Short are the A-B designated nominees and are both currently employees of A-B. The A-B Investment Agreement also contains provisions under which related-party transactions are generally permitted only pursuant to the reasonable demands of the Company’s business and upon fair and reasonable terms no less favorable to the Company than would be obtained in a comparable arm’s-length transaction with an unrelated party. Sales through A-B under the A-B Distribution Agreement totaled approximately $27.3 million in 2003, net of certain fees the Company must pay to A-B in connection with sales to A-B. Other fees paid to A-B by the Company for administrative and handling charges totaled $300,000 in 2003. In addition, the Company purchased certain materials through A-B totaling approximately $6.8 million in 2003.

      The Company formed a joint sales and marketing organization with Widmer Brothers Brewing Company in March 2004. This joint organization will serve both companies’ sales and marketing operations in the Western United States. A-B is also a major investor in Widmer Brothers Brewing Company. The Company anticipates that the organization will become operational in the second quarter of 2004. If the organization had been in operation in 2003, approximately 64% of the Company’s products by volume would have been sold to this organization.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requires that the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

      Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company’s officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2003, all filing requirements applicable to its officers and directors, and all of the persons known to the Company to own more than ten percent of its Common Stock were complied with by such persons.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board of Directors (the “Committee”) is composed exclusively of directors who are neither employees nor eligible to participate in any of the Company’s executive compensation programs.

      The Committee is responsible for establishing and administering the overall compensation policies applicable to the Company’s senior management. The Committee is also responsible for establishing the general policies applicable to the granting, vesting and other terms of stock options granted to employees under the Company’s stock option plan, and for determining the size and terms of the option grants made to the Company’s executive officers, among others.

      The Committee’s responsibility is also to insure that the Company’s officer compensation programs are structured and implemented in a manner that recognizes the Company’s need to attract and retain the caliber of executives and other key employees required for the Company to compete in a highly competitive and rapidly evolving business sector, while also recognizing and emphasizing the importance and value of achieving targeted performance objectives and enhancing long-term shareholder value.

      Under the Company’s executive compensation programs, there are three primary components to an executive’s compensation: base salary, an annual incentive payment, and long-term incentives in the form of stock options.

      Base Salaries. The base salary for a particular executive, including the Chief Executive Officer, is determined in the first instance by comparison to the existing executive salary structure within the Company, as well as comparison to compensation paid to executives of comparably sized and similarly situated craft beer companies and other similarly sized public companies. The base salaries of the executive officers were not adjusted in 2001, 2002 or 2003.

      Annual Incentive Payments. Annual incentive payments are based on the accomplishments of the executive team, the Company’s results relative to financial and operational objectives set at the beginning of the year, and other relevant and significant accomplishments of the Company as a whole. Annual incentive targets are established in each officer’s employment agreement and generally include both a discretionary and non-discretionary component. In 2003, none of the discretionary bonus for which Mr. Shipman was eligible was paid to him, 75% of the discretionary portion of the bonus for which Mr. Mickelson was eligible was paid to him, and the entire discretionary portion of the bonus for which all other executive officers were eligible was also paid.

      Long-Term Incentives. The Company provides long-term incentives to executives, generally through the annual grant of stock options. The options generally vest over five years and have an exercise price equal to the fair market value of the Company’s stock at the time of the grant, with the number of options awarded based on the executive’s position. Since fair market value stock options can only produce value to an executive if the price of the Company’s stock increases above the exercise price, these option grants provide a direct link between executive compensation and the Company’s stock price performance. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. In 2003, none of the executive officers, including Mr. Shipman, was granted an option to purchase shares of Common Stock.

      Under Federal income tax rules, the deduction for certain types of compensation paid to the Chief Executive Officer and four other most highly compensated officers of publicly held companies is limited to $1 million per employee. In certain circumstances, performance-based compensation is exempt from the $1 million limit. The Committee believes all compensation earned by the Company’s executive officers in 2004 will be deductible.

      Compensation of Chief Executive Officer. The base salary of Mr. Shipman was not adjusted in 2001, 2002 or 2003. Mr. Shipman did not receive any of the discretionary portion of the target incentive for which he was eligible or any of the non-discretionary portion of the incentive in 2003. As well, Mr. Shipman did not receive an option to purchase shares of Common Stock in 2003.

Respectfully Submitted,

David R. Lord (Chairman)
Frank H. Clement
Patrick J. McGauley

Compensation Committee Members

      Compensation Summary. The following table sets forth information regarding compensation earned during the Company’s fiscal years ended December 31, 2003, 2002 and 2001 (a) by the Chief Executive Officer, and (b) by the five most highly compensated executive officers for the fiscal year ended December 31, 2003, other than the Chief Executive Officer, who were serving as executive officers at December 31, 2003. The individuals included in the table will be collectively referred to as the “named executive officers.”

Summary Compensation Table

				Long-Term
		Annual Compensation		Compensation

				Securities
				Underlying	All Other
	Fiscal			Stock	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	(1)($)

Paul S. Shipman	2003	237,500	—	—	8,000
President,	2002	237,500	21,875	30,000	8,000
Chief Executive Officer and	2001	237,500	—	76,500	6,800
Chairman of the Board
David J. Mickelson	2003	171,000	6,563	—	7,190
Executive Vice President,	2002	171,000	8,750	27,500	6,946
Chief Financial Officer and	2001	171,000	7,688	76,500	6,800
Chief Operating Officer
Gerard C. Prial(2)	2003	135,000	22,500	—	6,300
Vice President, East Operations	2002	135,000	22,500	27,500	6,115
	2001	135,000	21,825	76,500	6,048
Allen L. Triplett	2003	135,000	22,500	—	6,300
Vice President, Brewing	2002	135,000	22,500	27,500	6,115
	2001	135,000	21,825	76,500	6,048
Pamela J. Hinckley(3)	2003	135,000	22,500	—	6,300
Former Vice President, Marketing	2002	135,000	22,500	27,500	6,115
	2001	135,000	21,825	76,500	6,048
Gregory J. Marquina(3)	2003	190,000	58,000	—	8,000
Former Vice President, Sales	2002	190,000	57,667	27,500	8,000
	2001	190,000	56,667	76,500	4,490

(1)	Represents the Company’s matching contribution under the Company’s 401(k) Plan.

(2)	Mr. Prial was appointed Vice President, East Operations in November 2001. Compensation reported for 2001 for Mr. Prial reflects his earnings for the full year of 2001, including compensation earned prior to his appointment as an officer.

(3)	Ms. Hinckley and Mr. Marquina left the Company in March 2004.

      Option Grants. Stock options were not granted to the named executive officers during the Company’s fiscal year ended December 31, 2003.

      Fiscal Year End Options. The following table shows information concerning the number and value of unexercised options held by the named executive officers on December 31, 2003. No options were exercised by the named executive officers during the Company’s fiscal year ended December 31, 2003.

Aggregated Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

	Number of Securities
	Underlying		Value of Unexercised
	Unexercised Options		In-the-Money Options
	at Fiscal Year-End(#)		at Fiscal Year-End($)(1)

	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul S. Shipman	76,000	79,750	$25,977	$47,681
David J. Mickelson	59,700	73,800	25,687	46,519
Pamela J. Hinckley	51,900	71,850	25,687	46,519
Gregory J. Marquina	87,350	91,650	78,833	71,147
Gerard C. Prial	51,900	71,850	25,687	46,519
Allen L. Triplett	51,900	71,850	25,687	46,519

(1)	Represents the aggregate fair market value on December 31, 2003 (based on the closing price of $2.60 for the Company’s Common Stock on the Nasdaq Stock Market on that date) of the shares of Common Stock subject to outstanding options, less the exercise price of the options.

Executive Officer Employment Agreements

      Each of Messrs. Shipman, Mickelson, Marquina, Prial and Triplett and Ms. Hinckley has executed an employment agreement containing provisions, including but not limited to, confidentiality and non-competition restrictions during the term of the agreement. The Company provides each of its executive officers with an annual compensation plan under which they receive a specified minimum compensation plus additional cash incentives that are dependent upon achieving various performance goals.

      In November 2000, the Company renewed its employment agreement with Mr. Shipman. The agreement took effect on November 1, 2001 following the September 2001 expiration of the previous employment agreement. The agreement provides for a minimum base salary of $237,500. Mr. Shipman is also eligible for bonuses based on the Company achieving certain financial goals and other performance measures. The agreement, which expires on July 31, 2005, is subject to earlier termination by the Company with or without cause. If terminated by the Company without cause, or if terminated by Mr. Shipman for cause, the agreement provides that Mr. Shipman will receive a prorated bonus and his annual base compensation for a minimum of two years from the date that he is given notice of termination and all outstanding options held by Mr. Shipman will continue to vest for a period of two years from the date of notice of termination. The agreement further provides that Mr. Shipman is prohibited from divulging confidential Company information and may not compete with the Company for a period of two years following termination of the agreement.

      The Company has employment agreements in effect with Messrs. Mickelson, Marquina, Prial and Triplett and Ms. Hinckley. The agreements provide the officers with the following minimum base salaries: Mr. Mickelson $171,000; Mr. Marquina $190,000; Ms. Hinckley $135,000; Mr. Prial $135,000; and Mr. Triplett $135,000. These officers are also eligible for bonuses that are dependent upon the Company’s achieving certain goals, and other performance measures. These agreements expire on July 31, 2005, subject to earlier termination by the Company with or without cause. If terminated by the Company without cause, or if terminated by the officer for cause, the agreements provide that the officer will receive his or her prorated bonus as well as annual compensation for one year from the date that notice of employment termination is received, subject to certain conditions, and all outstanding options held by the officer will continue to vest for a period of one year from the date of notice of termination. The agreements also provide that the officers are prohibited from divulging confidential Company information and from competing with the Company for one year following termination of employment. In March 2004, Ms. Hinckley and Mr. Marquina were terminated by the Company without cause in anticipation of the implementation of the joint marketing and sales organization with Widmer Brothers Brewing Company. The Company will make separation payments to these officers consistent with the terms their employment agreements.

Comparative Performance Graph

      Set forth below is a graph comparing the cumulative total return to shareholders on the Company’s Common Stock with the cumulative total return of the Russell 2000 Index and an index comprised of other publicly-traded craft beer companies (the “Peer Group”) for the period beginning on December 31, 1998 and ended on December 31, 2003. The total return on the Company’s Common Stock, the Russell 2000 Index and the Peer Group Index assumes the value of each investment was $100 on December 31, 1998, and that any dividends were reinvested. The points represent fiscal year-end index levels based on the last trading day in each fiscal year. Return information is historical and not necessarily indicative of future performance.

Comparison of Cumulative Total Return

Among Redhook Ale Brewery, Incorporated Common Stock,
The Russell 2000 Index and
The Company’s Peer Group Index

	1998	1999	2000	2001	2002	2003

Redhook	100	49	34	37	46	58
Peer Group Index	100	91	106	200	172	226
Russell 2000	100	120	115	116	91	132

      The Company’s Peer Group is comprised of three publicly traded craft beer companies. As required, the returns of each of the component companies in the Peer Group return are calculated and weighted according to their respective market capitalization at the beginning of the period. The Peer Group is composed of: Big Rock Brewery Income Trust (formerly Big Rock Brewery Ltd.) (Toronto Stock Exchange: BR.UN), The Boston Beer Company, Inc. (NYSE: SAM), and Pyramid Breweries Inc. (formerly Hart Brewing) (Nasdaq: PMID).

PROPOSAL 1 — ELECTION OF DIRECTORS

      Seven directors are to be elected at the annual meeting, to serve until the next Annual Meeting of Shareholders or until their earlier retirement, resignation or removal. Frank H. Clement, Jerry D. Jones, David R. Lord, Patrick J. McGauley, John D. Rogers, Jr., Paul S. Shipman, and Anthony J. Short have been nominated by the Board of Directors for election or re-election at the annual meeting. All of the nominees, except Mr. Rogers, are currently directors of the Company. The accompanying proxy will be voted for these nominees, except where authority to do so vote is withheld. Should any nominee be unable to serve, the persons named in the proxy may vote for any substitute designated by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected the firm of Ernst & Young LLP as the independent auditors for the Company’s fiscal year ending December 31, 2004. This firm has been the Company’s independent auditors since 1991. Ernst & Young LLP has performed audit services in connection with the examination of the financial statements of the Company for its fiscal year ended December 31, 2003. Representatives of Ernst & Young LLP will be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Audit Fees

      The following table presents fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2003 and 2002.

Fee Category	2003	2002

Audit Fees(1)	$97,500	$84,695
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Audit fees include the audit of the Company’s annual financial statements, review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such years, and services rendered in conjunction with registration statements.

Auditor Independence

      In 2003, there were no other professional services provided by Ernst & Young LLP that would have required the Audit Committee of the Board of Directors to consider their compatibility with maintaining the independence of Ernst & Young LLP.

      If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Board of Directors will reconsider the appointment.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

OTHER MATTERS

      Redhook knows of no other matters that are likely to be brought before the meeting. If, however, other matters that are not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Stockholders wishing to communicate with the Board of Directors, the non-management directors, or with an individual Board member concerning the Company may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: David J. Mickelson, Redhook Ale Brewery, Incorporated, 14300 N.E. 145th Street, Woodinville, Washington 98072. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      An eligible shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement prepared in connection with the Company’s 2005 Annual Meeting of Shareholders must deliver a copy of the proposal to the Secretary of the Company, at the Company’s principal executive offices, no later than December 17, 2004.

      Proposals of stockholders that are not eligible for inclusion in the Proxy Statement and proxy for the Company’s 2005 Annual Meeting of Shareholders, or that concern one or more nominations for Directors at the meeting, must comply with the procedures, including minimum notice provisions, contained in the Company’s Amended and Restated Bylaws. Notice must be received by the Secretary of the Company by December 17, 2004. A copy of the pertinent provisions of the Restated Bylaws is available upon request to David J. Mickelson, Redhook Ale Brewery, Incorporated, 14300 N.E. 145th Street, Woodinville, Washington 98072.

ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K

      A copy of the Redhook Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC is being mailed with this proxy statement to each shareholder of record. Shareholders not receiving a copy may obtain one without charge by mailing a request to David J. Mickelson, Redhook Ale Brewery, Incorporated, 14300 NE 145th Street, Woodinville, Washington 98072.

      IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

REDHOOK ALE BREWERY, INCORPORATED

April 16, 2004

Woodinville, Washington

APPENDIX A

REDHOOK ALE BREWERY, INCORPORATED

AUDIT COMMITTEE CHARTER
(April 2004)

I. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other pertinent financial information provided by the Company to the Securities and Exchange Commission (the “SEC”) or the public; the Company’s systems of internal controls established by management and the Board; and, the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Appoint, compensate, retain and oversee the work of the public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company. This firm will report directly to the Audit Committee.

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

•	Facilitate open communication among the independent auditors, financial and senior management, and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION OF AUDIT COMMITTEE

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be “independent” as independence is defined by the SEC and the listing standards of the Nasdaq Stock Market, Inc., as interpreted by the Board in its business judgment, and be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. To the extent that the Company is contractually required, or it is deemed in the best interests of the Company and its shareholders, there may be one “non-independent”, non-employee Board member appointed to the Audit Committee provided, however, that such appointment is permitted under the rules and regulations of the SEC and the listing requirements of the Nasdaq Stock Market, Inc. with respect to audit committee membership. All members of the Audit Committee shall be “financially literate,” as such qualification is interpreted by the Board in its business judgment. At least one member of the Audit Committee shall be an “audit committee financial expert” as such term is defined by the rules and regulations of the SEC and have employment-related accounting and financial management expertise.

      The members of the Audit Committee shall be elected by the Board annually upon the recommendation of the Nominating and Governance Committee and will serve until they resign or a successor is duly elected by the Board.

      No Committee member shall simultaneously serve on the audit committees of more than two other public companies unless the Board has made an affirmative determination that such member is able to effectively undertake the responsibilities of serving on the Audit Committee in addition to his or her positions on such other audit committees.

III. MEETINGS

      The Audit Committee shall meet at least quarterly each fiscal year, or more frequently as circumstances dictate. As part of its role to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that either of those parties believe should be discussed privately. In addition, the Audit Committee should meet with management and the independent auditors quarterly to review the Company’s financial statements.

IV. RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/ Reports Review

•	Review and update this Charter periodically, at least annually, as conditions dictate.

•	Review the organization’s annual financial statements and any reports or other financial information submitted to the SEC, or to the public, including any certification, report, opinion, or review rendered by the independent auditors.

•	Review internal reports to management related to any significant internal control matter and appraise the action taken by management to address any such matter.

•	Review with financial management and the independent auditors the quarterly results of operations prior to the release of such information to the public and the filing of such information with the SEC.

Independent Auditors

•	Appoint, retain and oversee the work of the independent auditors, considering independence and effectiveness.

•	Pre-approve all audit services and permitted non-audit services to be preformed by any independent auditors in accordance with the Securities Exchange Act of 1934, as amended and the rules promulgated thereunder. Approve the fees and other compensation paid to the independent auditors for such services.

•	Annually, review with the independent auditors their formal written statement delineating all relationships between them and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent auditors to discuss all significant relationships or services that may impact the objectivity and independence of the auditor.

•	Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

•	Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company’s financial statements.

•	Confirm with the independent auditors that they will report directly to the Audit Committee.

•	Consider whether, to assure auditor independence, there has been rotation of the lead partner of the independent auditor in accordance with the rules and regulations of the SEC.

Financial Reporting Processes

•	In consultation with the independent auditors and management, review the integrity of the Company’s financial reporting processes, both internal and external.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement

•	Establish regular and separate systems of reporting to the Audit Committee by both management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

•	Following completion of the annual audit, review separately with both management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

•	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

•	Review the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters that may be submitted by any party internal or external to the organization. Review any complaints that might have been received, current status, and resolution if one has been reached.

•	Review procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Review any submissions that have been received, the current status, and the resolution if one has been reached.

Other

•	Review, as necessary, with the Company’s counsel, any legal matter that could have a material impact on the Company’s financial statements.

•	Retain, in the Audit Committee’s sole authority and discretion, independent counsel and other advisors as the audit committee deems necessary to carry out its duties.

•	Determine, and submit to the Company, the Audit Committee’s funding needs for payment of (a) compensation to the Company’s independent auditors, (b) compensation to independent counsel and other advisors retained to assist the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate for carrying out the Audit Committee’s duties.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
REDHOOK ALE BREWERY, INCORPORATED

     The undersigned, having received the Notice of Annual Meeting of Shareholders of Redhook Ale Brewery, Incorporated (the “Company”), and the related Proxy Statement dated April 16, 2004, hereby appoints Paul S. Shipman and David J. Mickelson, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to attend the Annual Meeting of Shareholders of the Company on May 18, 2004, and any adjournments thereof, and to vote thereat all shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, such proxies being instructed to vote as specified below, or, to the extent not specified, to vote FOR the election as directors of all nominees named on reverse and FOR Proposal 2, and to vote in their discretion on any other matters presented at the meeting or any adjournments thereof.

     This proxy, when properly executed, will be voted in the manner specified on the reverse by the undersigned. Except as otherwise specified, this proxy will be voted FOR the election as directors of all nominees named on the reverse side and FOR the appointment of Ernst & Young LLP as the Company’s independent auditors.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all of the nominees named below and FOR Proposal 2.			FOR	WITHHOLD authority to vote for all nominees named below
PROPOSAL 1:		ELECTION OF DIRECTORS	☐	☐
Nominees:	01	Frank H. Clement,
	02	Jerry D. Jones,
	03	David R. Lord,
	04	Patrick J. McGauley,
	05	John D. Rogers, Jr.,
	06	Paul S. Shipman, and
	07	Anthony J. Short.

INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee’s name in the list above.

		FOR	AGAINST	ABSTAIN
PROPOSAL 2:	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	☐	☐	☐

PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature	Signature, if held jointly	Date	, 2004
Please sign name exactly as it appears hereon. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.

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